Exhibit 99.1

Exhibit 99.1

Barclays High Yield Bond and Syndicated Loan Conference

May 14, 2014

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the United States Securities and Exchange Commission. Unless required by law, we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com

2

Mercer International Inc.

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 3

Corporate Structure

Mercer conducts operations through three subsidiaries:

Rosenthal – Germany

the only two NBSK market pulp mills in Germany, which is Europe’s largest market for NBSK pulp

Stendal – Germany

Celgar – BC, Canada one of the largest, most modern pulp mills in North America

The Corporation is divided into the “Restricted Group” and the “Unrestricted Group” – a structure created to facilitate the acquisition of Celgar through the issue of senior notes (1)

The Restricted Group is supported by the Celgar and Rosenthal operations The Unrestricted Group is supported by the Stendal operation

Debt is 80% guaranteed by the German government Non-recourse to the Restricted Group

Restricted Group

100% 100% 83%

Rosenthal - Germany Celgar - BC, Canada Stendal - Germany

360,000 ADMT + 57 MW 520,000 ADMT + 100 MW 660,000 ADMT + 148 MW

(1) Pursuant to the terms of its 2017 Senior Notes

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 4

Strategically Located Mills with Access to Global Markets

Mercer’s three mills have a combined annual capacity of 1.54 million air dried metric tonnes (“ADMT”) of NBSK pulp production and 305 MW of electrical generation

The mills’ strategic locations position the company well to serve customers in Europe, North America and Asia

- China – the world’s largest and fastest growing pulp import market

- Germany – the largest European pulp import market

Stendal

(Germany)

660,000 ADMT Celgar

Rosenthal (B.C., Canada)

(Germany) 520,000 ADMT

Europe

360,000 ADMT

Japan

Middle United East China States

Thailand 2013 Sales by Region

North

America Germany

3% 31%

Italy

Indonesia Other 7%

Asia

5% Other

European China Union 31% 23%

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 5

Growing Energy and Chemical By-Product Revenues

- Mercer has been a leader among paper and forest products companies in embracing the "bio-economy" and in harnessing significant value from the generation of surplus power, as well as its production of bio-chemicals
- Mercer recognized the opportunity to secure new revenue streams from its operations, as the market place turned to biomass for carbon neutral power and renewable chemical by-products
- Since energy and chemical production is a by-product of our pulping process, our production is highly efficient and our energy and chemical sales are highly profitable
- Stendal's Project Blue Mill was completed in Q4 2013 (46 MW capacity addition)



Mercer's Electricity Production and Sales
Production
Exports
MWh (mm)
2.0
1.6
1.2
0.8
0.4
-
1.45
1.44
1.64
1.70
1.71
1.75
0.48
0.52
0.65
0.71
0.70
0.73
CAGR: 4.6%
CAGR: 10.3%
2009
2010
2011
2012
2013
Q1-2014 TTM



Mercer's Energy and Chemical Revenue
Chemical
Energy
Revenue (US$ mm)
$110.0
$88.0
$66.0
$44.0
$22.0
-
$63.5
$65.4
$94.8
$93.0
$92.2
$95.4
CAGR: 10.1%
2009
2010
2011
2012
2013
Q1-2014 TTM

Green electricity and chemical by-product revenue…
a significant and growing part of Mercer's business

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 6

Globally Cost Competitive, Modern Mill Operations

Mercer’s operations are some of the largest and most modern NBSK facilities in the world

n Low production costs n Strong record of environmental performance n Low maintenance capital requirements n All facilities are net energy producers n High runability / efficiency

NBSK Producer Competitiveness

600 Average Technical Age: 600 28.4 years Newer,

Larger

International

500 Mercer

Nanaimo Paper NBSK Pulp 500

(Ilim) Mills

(ktpa) Södra

Metsä Board

Cell SCA

400 Weyer- West 400 haeuser Catalyst Fraser

Capacity Heinzel

Canfor

300 Resolute Metsä 300

Mill Domtar Fibre Average Market Pulp Capacity per Mill:

Aditya Birla UPM 306,559 tpa Stora

Average 200 Enso 200

Older, Daishowa-Asia Pulp and Paper Marubeni

Smaller (Paper Excellence)

100 Billerud- 100 NBSK Korsnas

Pulp Mills

0 -60.0 50.0 40.0 30.0 20.0 10.0 -

Source: FisherSolve Q1 2014 data Note: NBSK market pulp only

Average Technical Age (years)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 7

The NBSK Market

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 8

Introduction to the Major Themes in NBSK

Current themes surrounding the NBSK market include:

The effect of China and other emerging economies’ continuing growth

The impact of digital media on paper demand

The potential supply impact of integrated players selling their pulp on the market

The net supply impact of mill closures, starts/restarts, and facility conversions

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 9

Global Pulp Market

Components of the Pulp Market [1]



Chemical Pulp Demand
Bleached Hardwood Kraft 52%
Bleached Softwood Kraft 44%
Sulphite 1%
Unbleached Kraft 3%
Bleached Softwood Kraft Pulp Demand
Other 14%
SBSK 26%
NBSK 60%

Northern Bleached Softwood Kraft (NBSK)

Produced From:

- Spruce/ Pine / Fir / Cedar

Core Production Areas:

- North America, Northern Europe

Characteristics:

- Long, slender, thin-walled fibers
- Better softness and strength
- Better structure

Major Uses for Softwood Pulp



Tissue



Specialty Paper



Laminates

NBSK a commands higher premium relative to other kraft pulps

(1) Source: PPPC

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 10

Demand Fundamentals – Changes to NBSK End Use Markets

Changes to Papermakers' Demand for NBSK

- The increased NBSK demand for use in tissue / specialty products has outpaced the decrease NBSK demand for printing & writing grades
  - From 2003 to 2012, a period very effected by "digital substitution" of traditional paper grades, total NBSK demand grew by over 11% (1)
- Significant growth in tissue capacity is a major contributing factor and is expected to continue globally


NBSK Demand by End Use (1)(2)
CAGR 2003 - 2012
Total: +1%
P&W: (5%)
Tissue: +10%
Specialty: +7%
millions of tonnes
15.0
12.0
9.0
6.0
3.0
-
Others
Printing & Writing 60%
Tissue 18%
Specialty 15%
Others
Printing & Writing 33%
Tissue 37%
Specialty 25%
2003
2012E


Annual Tissue Capacity Growth by Region (3)
Rest of World
China
millions of tonnes
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.8
0.4
1.4
1.7
0.6
1.1
3.1
1.3
1.8
2.0
0.9
1.1
2012A
2013E
2014E
2015E

NBSK's strength attributes make it a necessary input for tissue and specialty products

(1) *Source: PPPC (November 2013) for NBSK demand*
(2) *Source: Brian McClay (December 2012) for NBSK end use breakdown; Note that it is believed that current NBSK demand by end use is generally consistent with 2012 data*
(3) *Source: Brian McClay*

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 11

Demand Fundamentals – China’s Growing Demand

BSK Deliveries to China (1)

6.0 12 Month Rolling (2001 – Present)

4.8 tonnes 3.6 of

2.4

Millions 1.2 -

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Global BSK Demand by Region (1)

China’s Chemical Pulp Demand (1)

28.0 40% 15.0 CAGR:

Region: 1995-2015E CAGR 2004 – 2012*

P&W: Woodfree

China: 14.9%

Paper Board Kraft & Spec.:

W. Europe: (0.4%)

Tissue 11.0%

Tissue 14.7%

9.9%

N. America: (0.4%) 12.0

21.0 30% Fluff

Other: 2.0%

% China Kraft & Specialty P&W: Mechanical tonnes 9.0 tonnes of 14.0 20% of Paper Board:

9.6%

millions millions 6.0

7.0 10%

3.0 P&W Woodfree:

9.9%

- - -

1995 2000 2005 2010 2015E 2004 2007 2010 2012E (2)

(1) Source: PPPC

(2) 2012E assumes same breakdown of grades as in 2010, for illustrative purposes

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 12

Demand Fundamentals – China’s Growing Demand (Cont'd)

China’s demand is growing rapidly…

China’s 12th Five-Year Plan should increase demand for NBSK

■ Growth in Chinese per capita tissue, wood-free, and specialty paper grade consumption is due to: ■ Rising living standards ■ Growing disposable income ■ Increased demand for hygiene products

Tissue Demand & Income in China (1)

6.00 Avg 10 Year $8.0

Tissue Demand per Capita

Income per Capita Growth

5.25 $7.0

Rate: 10%

4.50 $6.0 3.75 $5.0 000’s

Over time, the market will easily US person absorb new tissue capacity

/ 3.00 $4.0$ kg Avg 10 Year / Growth

2.25 $3.0

Rate: 8% person

1.50 $2.0

0.75 $1.0

- -1990 1994 1998 2002 2006 2010

… and its pulp supply isn’t currently keeping pace

■ Shutting of “Old China” pulp / paper capacity ■ Significant closures to date and more to come (see RISI data below) ■ Implementing pollution and water / energy constraints to stay operating ■ Modern assets require greater volumes of NBSK to run machines at optimal rates ■ Focus on wood-based pulps, but limited domestic wood fiber supply, means large pulp import volumes ■ We believe that there is healthy demand for virgin fiber as paper recovery is nearing feasible maximums in most markets

Chinese Government Mandated

Closure of “Old China” Capacity mm tonnes per year over 5 years

2005—2009: 6.5

8.8 closed 8.31 mm tonnes

2012E: targeted 9.95 mm tonnes for closure

2013E: targeting 7.42 mm tonnes for closure

Source: RISI “China to close more than 6.21 million tonnes…” (30-Jul-13);

RISI “China’s capacity closure campaign …” (3-Dec-13)

(1) Source: PPPC – Trends in P&W Papers and Tissues (Emanuele Bono, November 2012)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 13

Supply Fundamentals – Minimal Global BSK Additions



Global Bleached Softwood Kraft Market Pulp Capacity (1)
millions of tonnes
28
26
24
22
20
18
16
1995-2013
CAGR: +1.8%
2014E-2018E
CAGR: +0.8%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Forecast

2012–2013 BSK / NBSK Pulp Mill Closures and Conversions

Date	Company	Grade	Mill	Capacity (kt)
Q2 2012	Yueyang Paper	BSK	Hunan, China	(400)
June 2012	Stora Enso	NBSK	Uimaharju, Finland	(200)
Q4 2012	Ngodwana	BSK	Ngodwana, South Africa	(215)
Nov 2012	Resolute Forest	NBSK	Fort Frances, ON, Canada	(115)
March 2013	Domtar Corporation	NBSK	Kamloops, BC, Canada	(120)
March 2013	Georgia-Pacific (Buckeye)	Fluff-BSK	Perry, FL, USA	(40)
June 2013	Rayonier	Fluff-BSK	Jesup, GA, USA	(260)
August 2013	Sodra Cell	NBSK	Tofte, Norway	(400)
Total Closures				**(1,750)**

Total global softwood pulp capacity is expected to remain generally flat with only one new softwood mill added in the 2011-2014 period

(1) Source: PPPC (May 2014)
Note: Sodra has announced a $610 million investment at Varo mill in Sweden to increase capacity by 275k tonnes by Q3 2016
Note: Metsä Fibre announced plans to build a 1.3 million tpa softwood pulp mill at Äänekoski for 2017 (the mill is currently 520,000 tpa, producing both hardwood and softwood and is partially integrated)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 14

Strong Long-Term NBSK Fundamentals

Demand Fundamentals

Demand for NBSK is still growing globally

Improving economic conditions for emerging countries

- Tissue in China: 10% p.a. growth through 2017 (1)

- Printing & writing paper in China: 4% p.a. growth through 2017 (1)

Strengthening agent

Digital substitution

Supply Fundamentals

Supply growth potential for NBSK is limited

Minimal NBSK new capacity increases

- Only one new mill globally in 2011–2014

- Limited new capacity expected in the near-term

Meaningful capacity shutdowns of old, uneconomical mills

With strong demand and generally flat supply, we believe the NBSK market looks very attractive

(1)	Source: Hawkins Wright – Defining the China Market (December 2013)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 15

Financial Performance and Recent Developments

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 16

Putting NBSK’s History into Perspective

NBSK History: Price & Global Inventory (1)

$1,100 ?Supply, ?Prices: 64

Days of Global BSK Inventory

NBSK Price Stocks are low, prices increasing

$1,000 56

$900 48

/t) $

(US $800 40 Global BSK

Price Shortage!

$700 32

price

NBSK surge Inventory $600 24 -

# $500 16Days $400 8

$300 -1996 1998 2000 2002 2004 2006 2008 2010 2012

After undergoing significant changes over the past 20+ years, the market for NBSK is trending from balanced to tight, with the meaningful substitution of NBSK for other pulps largely completed

(1) Sources: Factset FOEX PIX Pulp NBSK (prices) / PPPC (inventories)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 17

Significant Earnings Potential

Annual Consolidated Operating EBITDA (1)(2)



EBITDA (US$mm)
$360
$270
$180
$90
-
EBITDA Margin
40%
30%
20%
10%
$186 23% 2006
$173 17% 2007
$101 10% 2008
$57 7% 2009
$297 25% 2010
$233 19% 2011
$138 13% 2012
$110 10% 2013
$137 12% Q1-2014 TTM
$194 2010-13 Average
$297 2010-13 Peak

Energy & Chemical Revenue (US$mm)	2006	2007	2008	2009	2010	2011	2012	2013	Q1-2014 TTM	2010-13 Average	2010-13 Peak
	$33	$35	$51	$63	$65	$95	$93	$92	$95	$86	$65

Does not include: *Project Blue Mill annual energy sales of US$10 mm and increased pulp capacity of 30,000 ADMTs*

Quarterly Consolidated Operating EBITDA (1)(2)



EBITDA (US$mm)
$100
$75
$50
$25
-
EBITDA Margin
40%
30%
20%
10%
2010: Q1 $44 18%; Q2 $81 26%; Q3 $85 28%; Q4 $87 26%
2011: Q1 $69 23%; Q2 $73 22%; Q3 $69 24%; Q4 $21 7%
2012: Q1 $40 14%; Q2 $42 16%; Q3 $28 10%; Q4 $28 11%
2013: Q1 $32 12%; Q2 $18 7%; Q3 $33 12%; Q4 $27 10%
Q1 2014 $59 19%
2010-13 Avg. $49
2010-13 Peak $87

Pulp pricing recently rising – currently under some pressure in China due to market uncertainty regarding new hardwood capacity but is expected to further improve in 2014

(1) ***For a reconciliation of Net Income to Operating EBITDA, please refer to Appendix.*** *Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.*

(2) *The company's reporting currency was the Euro up until October 1, 2013. Figures prior to this date have been converted to US dollars at the average foreign exchange rates in effect during the period.*

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 18

Recent NBSK Pricing Momentum

Historical “Upcycle” NBSK Price Increase Trends (1)

150%

129%

120%

Period 104% over Increase 90%

64%

Price 60% Median 54%

45% 43%

Cumulative 30% 24%

-

Jan-86 Dec-93 Mar-99 Sep-05 May-09 Sep-12 to to to to to to Jun-90 Oct-95 Jan-01 Aug-08 Jul-11 Apr-14 (Current)

NBSK List Price Increases Since Q3 2013

NBSK List Price Increases (US$/tonne)

Date US Europe China

Aug-13 $945 $860 $680 Sep-13 $945 $880 $695 Oct-13 $970 $895 $720 Nov-13 $990 $905 $740 Dec-13 $990 $905 $750 Jan-14 $1,010 $915 $750 Feb-14 $1,010 $920 $750 Mar-14 $1,030 $925 $770 Apr-14 $1,030 $925 $750

+$85 +$65 +$70 Change since Aug-13 +9% +8% +10%

We believe there is significant room for further price increases in the current cycle

Source: RISI

Note: Producer realized prices are net of discounts, rebates and commissions (1) Calculations based on North American NBSK list prices

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 19

Mercer’s Recent Developments

Capital Projects

■ Completed Stendal’s Project Blue Mill on schedule and on budget ■ Enhanced pulp production capacity (30,000 ADMT per year) and added new electrical generating capacity (46 MW)

Celgar Workforce Reduction

■ Expected annual cost savings of US$8 to US$10 million; 80% of which are expected to be realized in 2014 ■ Incurred pre-tax charges of ~US$5 million for severance and other personnel related expenses in 2013

Stendal Credit Facilities

■ Amortizing loan, supported by guarantees from the German Federal and State governments ■ EBITDA based covenants pinch at the bottom of the pulp cycle ■ The credit facilities were successfully amended in September 2013 to provide greater flexibility ■ Mercer simultaneously injected US$20 million of capital and increased mill ownership from 74.9% to 83.0% ■ Stendal received a waiver under its credit facility in March 2014 ■ Extended date by which a portion of the proceeds for the 2014 equity offering (described next) may be contributed to Stendal to November 17, 2014

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 20

Mercer’s Recent Developments (Continued)

Working Capital Revolvers

■ Rosenthal and Celgar’s revolvers were extended to October 2016 and June 2016, respectively, on attractive terms

Capital Raises

■ Issued US$50 million in “tack-on” Senior Notes at a 104.5% premium to face in July 2013 ■ Closed equity offering of 8.05 million shares at US$7.15 / share for net proceeds of US$53.6 million in April 2014 ■ The over allotment was exercised in full

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 21

Mercer – Summary

The largest “pure-play” NBSK market pulp producer

Globally cost competitive, modern mill operations

Strategically located mills with excellent access to key markets

Stable and growing revenue from high-margin energy & bio-chemical by-product sales Strong long-term NBSK fundamentals Significant leverage to the NBSK pulp cycle Experienced management team

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 22

Appendix A

Additional Information on Mercer International Inc.

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 23

Mercer Balance Sheet – March 31, 2014

in US$ millions	Restricted	Unrestricted	Adjustments	Consolidated
ASSETS				
Cash, Cash Equivalents	$108.0	$64.1	-	$172.1
Receivables	$73.8	$75.3	-	$149.1
Inventories	$93.2	$56.7	-	$149.9
Other Current Assets	$18.3	$5.8	-	$24.1
Total Current Assets	**$293.4**	**$201.8**	**-**	**$495.1**
Property, Plant and Equipment	$404.6	$609.9	-	$1,014.5
Due from Unrestricted Group	$155.0	-	($155.0)	-
Other Long-Term Assets	$20.6	$16.5	-	$37.0
Total Long-Term Assets	**$580.2**	**$626.3**	**($155.0)**	**$1,051.6**
TOTAL ASSETS	***$873.6***	***$828.1***	***($155.0)***	***$1,546.7***
LIABILITIES & EQUITY				
Payables	$62.8	$58.2	-	$121.0
Current Debt	-	$62.6	-	$62.6
Other Current Liabilities	$1.3	-	-	$1.3
Total Current Liabilities	**$64.1**	**$120.7**	**-**	**$184.8**
Debt	$336.3	$549.7	-	$886.0
Due to Restricted Group	-	$155.0	($155.0)	-
Other Liabilities	$59.5	$54.2	-	$113.7
Total Long-Term Liabilities	**$395.8**	**$758.9**	**($155.0)**	**$999.7**
Total Shareholders' Equity (Deficit)	$413.7	($43.0)	-	$370.8
Non-Controlling Interest (Deficit)	-	($8.6)	-	($8.6)
Total Equity	**$413.7**	**($51.6)**	**-**	**$362.1**
TOTAL LIABILITIES AND EQUITY	***$873.6***	***$828.1***	***($155.0)***	***$1,546.7***

Note: Restricted Group consists of Celgar and Rosenthal; Unrestricted Group consists of Stendal (see Corporate Structure slide for more details)
Note: Some numbers may not add due to rounding

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 24

Mercer Selected Historical Financial Data (Consolidated)

in US$ millions, except for per share data	2011	2012	2013	Q1-2013	Q1-2014
Pulp Revenue	$1,157.2	$979.8	$996.2	$237.8	$278.5
Energy and Chemical Revenue	$94.8	$93.0	$92.2	$24.0	$27.2
Total Revenue	**$1,252.0**	**$1,072.7**	**$1,088.4**	**$261.8**	**$305.7**
Operating Income (Loss)	**$154.7**	**$63.0**	**$31.7**	**$12.6**	**$39.2**
Interest Expense	$82.1	$71.8	$69.2	$17.4	$17.5
Gain (Loss) on Derivative Instruments [(1)]	($2.0)	$4.8	$19.7	$6.4	$3.2
Other Income (Expense)	$3.6	($0.2)	$1.2	($0.1)	-
Net Income (Loss) attributable to common shareholders	**$69.7**	**($15.7)**	**($26.4)**	**($0.6)**	**$21.0**
Operating EBITDA [(2)]	**$232.6**	**$137.7**	**$110.3**	**$32.1**	**$59.0**
Earnings Per Share (Basic)	**$1.39**	**($0.28)**	**($0.47)**	**($0.01)**	**$0.38**

Note: Quarterly data represents 3 months ended March 31
Note: Some numbers may not add due to rounding
(1) Gains (losses) on Stendal's interest rate swap and pulp price swaps (subject to quarterly non-cash mark-to-market valuation adjustments)
*(2) **Refer to Appendix C for Reconciliation of Net Income to Operating EBITDA.** Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity*

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 25

Mercer – Corporate Overview

Mercer International Inc. (NASDAQ:MERC, TSX:MRI.U) is the world's largest Northern Bleached Softwood Kraft ("NBSK") market pulp producer

- Mercer owns three large, modern pulp mills – one located in BC, Canada and two in Germany
- The assets have a combined annual capacity of over 1.5 million ADMT per year of NBSK, a premium grade of pulp with excellent strength properties
- A significant and growing portion of revenue is from the sale of excess renewable, carbon-neutral electricity and chemical by-products
- The company has ~1,460 employees and generated revenue of over US$1 billion in fiscal 2013
- The current financial structure offers very high leverage to the pulp cycle



Management believes the long term supply-demand outlook for NBSK is strong

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 26

History of Mercer’s Debt Structure

The Restricted Group structure was created to facilitate the acquisition of Celgar through the issue of senior notes

The Restricted Group

■ Supported by the Celgar and Rosenthal mills: combined capacities of 880,000 tpa of pulp and 157 MW of energy ■ In 2013, together they generated US$33.8 million in by-product electricity revenue ■ The Restricted Group was created in 2005 by issuing US$310.0 million in notes ■ In November 2010, the notes were replaced by a US$300.0 million senior note issue due December 2017 ■ Subsequently, US$15.6 million were repurchased and cancelled ■ In July 2013, US$50.0 million in additional aggregate principle amount of senior notes was issued ■ At March 31, 2014, the Restricted Group’s debt was US$336.3 million, with cash and equivalents of US$108.0 million and US$73.7 million was available under revolving credit facilities

The Unrestricted Group

■ Supported by the Stendal mill: 660,000 tpa of pulp production, plus highly profitable by-products

■ Complicated by deeply subordinated shareholder loans and a quarterly mark-to-market, non-cash valuation adjustment relating to its fixed interest rate swaps ■ Greenfield construction was completed in September 2004, initially the facility was sized at €827.9 million ■ 80% guaranteed by the German government ■ Non-recourse to the Restricted Group ■ Amortizing and has a sinking fund account to support debt amortization and interest payments during weaker periods ■ At March 31, 2014, the Unrestricted Group’s bank debt was US$560.2 million, with cash and equivalents of US$64.1 million

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 27

Appendix B

Detailed Overview of Operations

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 28

Rosenthal Mill

■ Mercer International Group: Restricted Group

■ Location: Blankenstein, Germany (~300 km south of Berlin)

■ Pulp Production Capacity: 360,000 ADMT per year ■ Electricity Generating Capacity: 57 MW

■ Certification: ISO 9001, 14001, and 50001

■ 2013 Green Electricity Sales: US$21.5 million

Key Features:

■ Built in 1999 – modern and efficient ■ Strategically located in central Europe

■ Close proximity to stable fiber supply and nearby sawmills ■ Allows customers to operate using just in time inventory process, lowering their costs and making Rosenthal a preferred supplier ■ In 2013, the sold nearly 180,000 MWh of green electricity ■ One of the largest biomass power plants in Germany ■ Regularly setting new pulp and energy production records

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 29

Celgar Mill

■ Mercer International Group: Restricted Group

■ Location: Castlegar, BC, Canada (~600 km east of Vancouver)

■ Pulp Production Capacity: 520,000 ADMT per year ■ Electricity Generating Capacity: 100 MW

■ Certification: ISO 9001 and ISO 14001

■ 2013 Green Electricity Sales: US$12.3 million

Key Features:

■ Modern and efficient

■ Abundant and low fiber costs by global standards ■ Green Energy Project was completed in September 2010 ■ In 2013, the mill sold over 127,000 MWh of green electricity ■ Secured C$57.7 million in non-repayable capital funding from government of Canada for green capital investments ■ Majority used to fund Green Energy Project ■ Continues to demonstrate significant upside potential ■ Regularly setting production records and increasing the amount of bio-energy generated

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Stendal Mill

■ Mercer International Group: Unrestricted Group

■ Location: Stendal, Germany (~130 km west of Berlin)

■ Pulp Production Capacity: 660,000 ADMT per year ■ Electricity Generating Capacity: 148 MW

■ Certification: ISO 9001 and ISO 14001 certified

■ 2013 Green Electricity Sales: US$45.6 million ■ 2013 Chemical Sales: US$12.8 million

Key Features:

■ Completed in 2004, it’s one of the newest and largest pulp mills in the world ■ 83% Mercer owned ■ Debt is 80% government guaranteed, low interest and non-recourse to the Restricted Group ■ One of the largest biomass power plants in Germany ■ In 2013, exported over 390,000 MWh ■ Project Blue Mill was completed in Q4 2013 (on time and on budget) and has increased this mill’s annual pulp production capacity by 30,000 ADMT and electricity generation by 109,000 MWh ■ Regularly setting new performance records

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 31

Appendix C

Reconciliation of Net Income to Operating EBITDA

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Reconciling Net Income (Loss) to Operating EBITDA

in US $ millions	2012	2013	Q1-2013	Q1-2014
Net Income (Loss) Attributable to Common Shareholders	**($15.7)**	**($26.4)**	**($0.6)**	**$21.0**
Add: Net Income Attributable to Non-Controlling Interest	$2.2	$0.6	$0.9	$2.1
Add: Income Tax Provision (Benefit)	$9.4	$9.2	$1.1	$1.9
Add: Interest Expense	$71.8	$69.2	$17.4	$17.5
Add: Loss (Gain) on Derivative Instruments	($4.8)	($19.7)	($6.4)	($3.2)
Add: Other Expense (Income)	$0.2	($1.2)	$0.1	($0.0)
Operating Income (Loss)	**$63.0**	**$31.7**	**$12.6**	**$39.2**
Add: Depreciation and Amortization	$74.7	$78.6	$19.5	$19.8
Operating EBITDA	**$137.7**	**$110.3**	**$32.1**	**$59.0**

Note: For other reconciliations of Net Income (Loss) to Operating EBITDA in periods not shown here, please refer to that period's respective Form 10-Q or 10-K, which can be found on our website (www.mercerint.com)

Note: Some numbers may not add due to rounding

Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors. Management considers it to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not an actual cash cost, and depreciation expense varies widely from company to company in a manner that management considers largely independent of the underlying cost efficiency of their operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance.

Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss) attributable to common shareholders, including financing costs and the effect of derivative instruments. Operating EBITDA is not a measure of financial performance under the accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.

Operating EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA should only be considered as a supplemental performance measure and should not be considered as a measure of liquidity or cash available to us to invest in the growth of our business. Because all companies do not calculate Operating EBITDA in the same manner, Operating EBITDA as calculated by us may differ from Operating EBITDA or EBITDA as calculated by other companies. We compensate for these limitations by using Operating EBITDA as a supplemental measure of our performance and by relying primarily on our GAAP financial statements.

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com

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